UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 2, 2026, the Board of Directors (the “Board”) of Keysight Technologies, Inc. (the “Company”) appointed Jason Kary to serve as the Company’s Senior Vice President and Chief Financial Officer, and Principal Financial Officer, effective December 18, 2026 (the “CFO Transition Date”). Mr. Kary succeeds Neil Dougherty, Executive Vice President and Chief Financial Officer, and Principal Financial Officer, of the Company, who on October 29, 2026, notified the Company of his decision to step down as Executive Vice President and Chief Financial Officer of the Company, effective on the CFO Transition Date, and agreed to provide transition and other services through the end of fiscal year 2027. Mr. Dougherty is leaving for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Mr. Kary, age 58, has served as the Company’s Senior Vice President and President of the Electronic Industrial Solutions Group since November 2024. From December 2013 to November 2024, he served as the Company’s Vice President, Treasurer and Investor Relations.
At this time, changes to the compensation arrangements for Messrs. Dougherty and Kary with the Company have not been determined. The Company will report that information on an amendment to this Form 8-K when it is available.
There are no arrangements or understandings between Mr. Kary and any other person pursuant to which Mr. Kary was appointed the Company’s Senior Vice President and Chief Financial Officer, and Principal Financial Officer effective on the CFO Transition Date. There are no transactions in which Mr. Kary has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act.
The Company issued a press release on November 2, 2026 announcing the foregoing transition. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1	Press Release dated November 2, 2026 announcing CFO Succession
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Senior Vice President, General Counsel and
Secretary

Date: November 2, 2026

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